THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated April 30, 2011

with respect to

Thrivent Large Cap Growth Portfolio and

Thrivent Large Cap Growth Portfolio II

The summary prospectuses of Thrivent Large Cap Growth Portfolio and Thrivent Large Cap Growth Portfolio II are amended. The descriptions under “Portfolio Manager(s)” are deleted and each are replaced with the following:

David C. Francis, CFA has served as portfolio manager of the Portfolio since 2011. Mr. Francis is Vice President of Investment Equities and has been with Thrivent since 2001.

The “Portfolio Management” sections of the prospectus are also amended. The descriptions under Thrivent Large Cap Growth Portfolio and Thrivent Large Cap Growth Portfolio II are deleted and each are replaced with the following:

David C. Francis, CFA has served as portfolio manager of the Portfolio since 2011. Mr. Francis is Vice President of Investment Equities and has been with Thrivent since 2001.

The date of this Supplement is October 7, 2011.

Please include this Supplement with your Prospectus.

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